UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 29, 2014
(Date of earliest event reported)

GOLDRICH MINING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412
_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211
Spokane, Washington  99223
(Address of principal executive offices, including zip code)

(509) 535-7367
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Note and Note Purchase Agreement

On January 29, 2014, the Registrant entered into a Purchase Agreement for Senior Unsecured Note and Warrants, dated effective January 24, 2014 (the “Note Purchase Agreement”), between the Registrant and Gold Rich Asia Investment Limited, a Hong Kong limited company (the “Lender”).  Pursuant to the Note Purchase Agreement, the Lender purchased a senior unsecured note of the Registrant in a stated principal amount of up to $2,000,000 (the “Note”) and warrants (the “Warrants”) to purchase up to 10,500,000 shares of common stock (the “Common Shares”) of the Registrant, for an aggregate purchase price in the amount of up to $2,000,000 less a 5% original issue discount.  The Note is fundable in six tranches (each such tranche, a “Loan”) to be funded by the Lender in accordance with the terms of the Note and Note Purchase Agreement.  The Loans are fundable in accordance with the following schedule:

Loan Number	Date of Loan:	Amount of Loan:	Pro Rata Warrants (Common Shares Issuable):
1	January 29, 2014	$300,000	1,575,000
2	February 28, 2014 (or such earlier date as the Purchaser and the Company may agree)	$200,000	1,050,000
3	March 30, 2014 (or such earlier date as the Purchaser and the Company may agree)	$300,000	1,575,000
4	April 29, 2014 (or such earlier date as the Purchaser and the Company may agree)	$200,000	1,050,000
5	June 30, 2014 (or such earlier date as the Purchaser and the Company may agree)	$500,000	2,625,000
6	September 30, 2014 (or such earlier date as the Purchaser and the Company may agree)	$500,000	2,625,000
TOTAL		$2,000,000	10,500,000

Subject to the Note and Note Purchase Agreement, the Lender reserves the right in its sole discretion to determine whether to fund Loans 2 through 6.  After the initial Loan, at any time upon five (5) Business Days’ (as defined in the Note Purchase Agreement) written notice to the Lender, the Registrant has the right to terminate the Note Purchase Agreement and the Registrant’s obligation to accept any additional Loans.  The date of any loan may be extended if the Registrant’s assets are encumbered by any mechanic or similar lien not previously disclosed and accepted by the Lender.

For each respective Loan, three years after the date of such Loan (the “Maturity Date”), the unpaid portion of the principal amount represented by such Loan, together with any accrued but unpaid interest thereon, shall be due and payable.  Interest on each Loan is payable quarterly on March 31, June 30, September 30 and December 31 of each year (each such date, the “Interest Payment Date”).  Any Loan made under the Note, including interest thereon, may be prepaid, without penalty, as a whole or in part at any time at the election of the Registrant upon at least two (2) Business Days prior written notice to the Lender at any time.

An “Event of Default” under the Note includes, but is not limited to, (i) failure to pay any portion of the principal amount of the Note on the Maturity Date or any accrued and unpaid interest on any Interest Payment Date and such failure continues for three (3) Business Days; (ii) failure to observe or perform any other covenant or agreement applicable to the Registrant under the Note or the Note Purchase Agreement and failure to cure within 10 Business Days’ notice; (iii) if any representation or warranty made by the Registrant in the Note or the Note Purchase Agreement proves to have been materially false or materially misleading when made; (iv) the Registrant, Goldrich Placer, LLC, an Alaska limited liability company wholly owned by the Registrant (the “Guarantor”), or Goldrich NyacAU Placer LLC, an Alaska limited liability company in which the Guarantor is a member (the “JV”), files for bankruptcy, reorganization, insolvency or the like; or (v) any of the Company, the Guarantor or the JV executes an assignment with respect to substantially all of its assets.

If the Lender has fully funded Loans 1 through 4 pursuant to the terms of the Note Purchase Agreement, then upon the occurrence of any Event of Default, until such time as the earlier of either (i) the Event of Default has been cured or (ii) all amounts due and payable under the Note are paid in full, the interest rate on any amounts owing the Note shall increase to 20% and shall be immediately due and payable to the Lender upon the Lender’s written demand.

The Lender will receive a pro rata amount of Warrants based on the principal amount of each Loan funded in accordance with the terms of the Note and Note Purchase Agreement.  The Warrants are exercisable at a price equal to the greater of (i) $0.15 per share of the Registrant’s common stock (“Common Share”) or (ii) on the date of issuance of the Warrants, the closing price per Common Share on the Common Shares’ principal trading market in the United States or Canada on the last Business Day before the date of issuance of the Warrants.  The Warrants are non-transferable and exercisable at any time after issuance for the term ending on the fifth anniversary of the closing date of the applicable Loan for which such Warrants are issued. The Warrants are exercisable by the holder at the holder’s option on a cashless basis.

If at any time following the issue date of the Warrants the volume weighted average of the Registrant’s Common Shares on the Common Shares’ principal market in the United States or Canada exceeds $0.42 (the “Accelerated Expiration Price”) for a period of twenty consecutive trading dates, then on the date that is the 20th consecutive trading date (the “Acceleration Trigger Date”), the Registrant may, in its sole discretion, accelerate the expiration date of the Warrants, in whole or in part, by giving written notice to the holder within 10 business days of the occurrence thereof and in such case the Warrants, in whole or in part, will expire on the 20th business day after the date on which such notice is given by the Registrant to the holder of the Acceleration Trigger Date.

In reliance upon representations from the Lender, the Registrant issued the Note and the pro rata Warrants for Loan 1 relying on the exemptions from registration provided by Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

Addendum

On January 29, 2014, in connection with the Note and Note Purchase Agreement, the Registrant and the Lender entered into an addendum dated January 29, 2014 (the “Addendum”) pursuant to which the Registrant and the Lender agreed that the closing date for the initial funding of Loan 1 was January 29, 2014.

Guaranty

On January 29, 2014, in connection with the Note and Note Purchase Agreement, the Guarantor and the Lender entered into a guaranty agreement dated effective January 24, 2014 (the “Guaranty”), pursuant to which the Guarantor guaranteed the Registrant’s obligation to repay the principal amount of the Loans, and pay all interest accrued thereon and any other amounts as may become due and payable under the Note and Note Purchase Agreement.

Finder’s Agreements

On January 29, 2014, the Registrant also entered into finder’s agreements dated effective January 24, 2014 (each, a “Finder’s Agreement”) with Kevin McCarthy, Bipin Patel and SMV Enterprises Inc. (each, a “Finder”) pursuant to which the Registrant paid the Finders, in aggregate, (i) a cash commission in the amount of 3% of the principal amount of each Loan made by the Lender under the Note and (ii) warrants to purchase a number of Common Shares equal to 8% of the principal amount of each Loan made by the Lender in accordance with the Note and the Note Purchase Agreement divided by $0.15 (the “Finder Warrants”).

SMV Enterprises Inc. is controlled by Steve Vincent, who is a board member of the Registrant.

Item 2.03	Creation of a Direct Financial Obligation

The disclosures made in Item 1.01 with respect to the Registrant’s obligations under the Note and Note Purchase Agreement are incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities

On January 29, 2014, in connection with the closing of Loan 1 under the Note and Note Purchase Agreement, as described in Item 1.01 hereof, the Registrant issued 1,575,000 Warrants to the Lender.  The Warrants have the terms as described in Item 1.01 hereof which are hereby incorporated by reference. The Registrant also issued 160,000 Warrants to the Finders pursuant to the Finders Agreements.  The Warrants have the same terms as the Warrants issued to the Lender.  The Warrants were issued in reliance upon representations from the Lender and the Finders relying on the exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D of the Securities Act and Regulation S of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: February 4, 2014	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer